Exhibit 99.2

NEWS RELEASE

THOMAS KARAM TO LEAD EQT’S MIDSTREAM BUSINESS

Equitrans Midstream Corporation to launch post-separation

PITTSBURGH, PA  (August 9, 2018) — EQT Corporation (NYSE: EQT) today announced that Thomas F. Karam has been appointed as Senior Vice President and President, Midstream, of EQT, effectively immediately. Karam also assumed the roles of President and Chief Executive Officer of the general partners of EQT Midstream Partners, LP (NYSE: EQM) and EQT GP Holdings, LP (NYSE: EQGP) and joined each of the companies’ respective Board of Directors.

Upon completion of the Company’s upstream and midstream business separation, it is expected that Karam will become President and Chief Executive Officer of Equitrans Midstream Corporation, the anticipated new, publicly traded midstream company; and become a member of its Board of Directors.

Also in conjunction with the separation, David L. Porges will step down from the EQT Board of Directors and become Chairman of the Board for Equitrans Midstream Corporation. Additionally, Karam is expected to resign as a member of the EQT Board of Directors post-separation.

“Tom is a seasoned industry executive who has made valuable contributions as a member of the EQT Board of Directors since his appointment in November 2017 when we closed the acquisition of Rice Energy. He is well-suited to guide the midstream business, and Equitrans Midstream Corporation, to take advantage of the opportunities that will be available to it as an independent, public company,” said Dave Porges, EQT Chairman.

“It’s been a pleasure to serve on EQT’s Board of Directors and I want to thank them for this tremendous opportunity,” said Karam. “As we work to take our midstream company to the next level, we will begin with a few key areas of focus. Our first order of business will be to keep our Mountain Valley Pipeline project on-track to meet the Q1 2019 targeted in-service date; and we will work quickly to simplify our midstream structure by addressing the incentive distribution rights. Our investors and customers will be well-served by the talented and strong team that will lead Equitrans Midstream.”

Karam has been a senior executive and entrepreneur in the midstream energy sector for more than 25 years. He served as a Founder and Chairman of Karbon Partners, LLC, which invests in, owns, constructs, and operates midstream energy assets from April 2017 to August 2018; and was the founder, Chairman and Chief Executive Officer of PennTex from 2014 until its sale to Energy Transfer Partners in November 2016. Prior to that, Karam was the founder, Chairman and Chief Executive Officer of Laser Midstream Partners, LLC (Laser). Laser had several independent natural gas gathering systems in the northeast Marcellus shale from 2010 until February 2012, when it was acquired by Williams Partners LP, a publicly traded master limited partnership providing large-scale infrastructure. Karam was also President, Chief Operating Officer and Director of Southern Union Company

(Southern Union), where he led its successful transformation from a large, local distribution company to one of the largest pipeline companies in the United States at the time. Prior to Southern Union, Karam was President and Chief Executive Officer of Pennsylvania Enterprises, Inc. and PG Energy, a natural gas utility in central and northeastern Pennsylvania, until its acquisition by Southern Union. Karam began his professional career in investment banking where he spent a number of years with Legg Mason Inc. and Thomson McKinnon.

Karam’s predecessor, Jeremiah J. Ashcroft III, was relieved of all duties with EQT and its subsidiaries, effective August 8, 2018.

The proposed Separation remains subject to customary conditions, including receipt of a private letter ruling from the Internal Revenue Service with respect to the tax treatment of the transaction for U.S. federal income tax purposes, the effectiveness of a Form 10 registration statement to be filed with the Securities and Exchange Commission for the shares of Equitrans Midstream Corporation, and final approval and declaration of the spin-off dividend by the EQT Board of Directors.

About EQT Corporation:

EQT Corporation is an integrated energy company with emphasis on Appalachian area natural gas production, gathering, and transmission. With more than 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation’s growing demand for clean-burning energy, while continuing to provide a rewarding workplace and enrich the communities where its employees live and work. EQT owns the general partner interest and a 91% limited partner interest in EQT GP Holdings, LP. EQT GP Holdings, LP owns the general partner interest, all of the incentive distribution rights, and a portion of the limited partner interest in EQT Midstream Partners, LP.

Visit EQT Corporation at www.EQT.com; and to learn more about EQT’s sustainability efforts, please visit https://csr.eqt.com.

About EQT Midstream Partners

EQT Midstream Partners, LP (EQM) is a growth-oriented limited partnership formed by EQT Corporation to own, operate, acquire, and develop midstream assets in the Appalachian Basin. As the third largest gatherer of natural gas in the United States, EQM provides midstream services to EQT Corporation and third-party companies through its strategically located natural gas transmission, storage, and gathering systems, and water services to support energy development and production in the Marcellus and Utica regions. EQM owns approximately 950 miles of FERC-regulated interstate pipelines and approximately 2,130 miles of high-and low-pressure gathering lines.

For more information on EQM, visit our website at www.eqtmidstreampartners.com

About EQT GP Holdings:

EQT GP Holdings, LP is a limited partnership that owns the general partner interest, all of the incentive distribution rights, and a portion of the limited partner interests in EQT Midstream Partners, LP. EQT Corporation owns the general partner interest and a 91% limited partner interest in EQT GP Holdings, LP.

Visit EQT GP Holdings, LP at www.eqtmidstreampartners.com.

Cautionary Statements

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward- looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of EQT and its subsidiaries, including the timing of any separation involving the production and midstream businesses; whether the conditions to the separation can be satisfied; and the expectations of management and board of director transition plans of EQT and EQT’s subsidiaries. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of EQT’s Form 10-K for the year ended December 31, 2017, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts

EQT analyst inquiries:

Patrick Kane, 412-553-7833

Chief Investor Relations Officer

pkane@eqt.com

EQM/EQGP analyst inquiries:

Nate Tetlow, 412-553-5834

Investor Relations Director

ntetlow@eqt.com

Media inquiries:

Natalie Cox, 412-395-3941

Corporate Director, Communications

ncox@eqt.com